United
                    Vanguard
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 1997

FUND MANAGER'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1997


Dear Shareholder:

     This report relates to the operation of United Vanguard Fund, Inc. for the fiscal year ended September 30, 1997. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period.

     During the past fiscal year, the domestic economy was characterized by strong growth, stable to lower interest rates, low inflation, increased currency volatility and generally rising financial market prices. The low inflation rates resulted primarily from intense national and worldwide competition and, in turn, contributed to lower interest rates and strong equity market returns. The strong U.S. economy has created increased federal tax receipts and the real possibility of a balanced federal budget next year for the first time in thirty years. These trends have increasingly attracted international investments in U.S. markets and strengthened the U.S. dollar.

     With the Fund Manager change in July of this year, we have shifted the Fund's investment philosophy to focus on companies that show potential for providing high returns on invested capital. At that time, we began the process of altering the Fund's portfolio in favor of attractively priced companies in what we feel are solid business sectors, based upon our analysis of economic value. As detailed later in this report, the Fund's holdings now include Colgate-Palmolive Company, Harley-Davidson, Inc., Eli Lilly and Company, Philip Morris Companies Inc., MGIC Investment Corporation, Texas Instruments Incorporated, The Home Depot, Inc., Wells Fargo & Company, PepsiCo, Inc., cisco Systems, Inc. and securities issued by the Federal National Mortgage Association (Fannie Mae). The Fund's international exposure has been reduced significantly, but multinational exposure (U.S. companies that generate a significant part of their sales and earnings outside of the country) has been emphasized.

     The strategies and techniques we applied resulted in the Fund's performance remaining below that of the indexes charted on the following page. The indexes shown in the chart reflect the performance of securities that generally represent the stock market (the S&P 500 Composite Stock Index) and the universe of funds with similar investment objectives (the Lipper Growth Fund Universe Average). The Fund's underperformance relative to the indexes resulted primarily from its large cash and international equity positions prior to the Fund Manager change.

     We anticipate that economic growth and corporate earnings growth will remain steady as the new fiscal year begins. While equity investments should continue to provide attractive long-term returns, we are skeptical that the recent extraordinary performance of the equity market will continue indefinitely. We are committed to continuing our effort to identify attractive investment opportunities in multinational growth companies which are positioned in highly profitable business sectors.

     We appreciate your continued confidence.

Respectfully,
Daniel P. Becker
Manager, United Vanguard Fund

             Comparison of Change in Value of $10,000 Investment in
                   United Vanguard Fund, Inc. Class A Shares,
                The Standard & Poor's 500 Composite Stock Index,
                  and The Lipper Growth Fund Universe Average

                                              Lipper
                      United      S&P         Growth
                      Vanguard    500           Fund
                      Fund, Composite       Universe
                      Inc.Stock Index        Average
                      ------------------  ----------
     09/30/87        $ 9,425  $10,000        $10,000
     09/30/88          8,622    8,764          8,802
     09/30/89         10,664   11,656         11,308
     09/30/90          9,313   10,579          9,794
     09/30/91         12,189   13,876         13,163
     09/30/92         12,118   15,411         14,146
     09/30/93         14,345   17,414         16,726
     09/30/94         16,046   18,055         16,950
     09/30/95         20,350   23,426         21,586
     09/30/96         21,081   28,190         25,018
     09/30/97         26,057   39,605         33,269

     ====      United Vanguard Fund* -- $26,057
     ++++      Standard & Poor's 500 Composite Stock Index  -- $39,605
     ----      Lipper Growth Fund Universe Average -- $33,269

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   9/30/97          16.49%     23.87%
5 Years Ended
   9/30/97          15.17%     N/A
10 Years Ended
   9/30/97          10.05%     N/A
Life of Class Y +++ N/A        12.47%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 9/8/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 9/30/97.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Vanguard Fund, Inc.

PORTFOLIO STRATEGY:
Common stock of companies  OBJECTIVE:   Appreciation of
thought to have superior                capital.
prospects for growth and/or
other unique investment     STRATEGY:   Invests in securities
characteristics                         primarily issued by
                                        companies believed to
May invest in Foreign                   have the potential for
Securities                              appreciation in
                                        value and seeks to
Cash Reserves                           achieve proper timing of purchases and
                                        sales relative to market conditions.
                                        (May purchase securities subject to
                                        repurchase agreements.  May invest in
                                        certain options and futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Vanguard Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1969

        SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and December)

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Fiscal Year Ended September 30, 1997
--------------------------------------------
DIVIDENDS PAID                  $0.06
                                =====

CAPITAL GAINS DISTRIBUTION      $1.36
                                =====

NET ASSET VALUE ON
   9/30/97    $9.11 adjusted to:$10.47  (A)
   9/30/96                       8.77
                                -----
CHANGE PER SHARE                $1.70
                                =====

(A)This number includes the capital gains distribution of $1.36 paid in December 1996 added to the actual net asset value on September 30, 1997.


Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                          Average Annual Total Return
                                          ---------------------------
                                             With           Without
Period                                   Sales Load*      Sales Load**
------                                   -----------      ------------
1-year period ended 9-30-97                     16.49%         23.60%
5-year period ended 9-30-97                     15.17%         16.54%
10-year period ended 9-30-97                    10.05%         10.70%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1997, United Vanguard Fund, Inc. had net assets totaling $1,482,609,536 invested in a diversified portfolio of:

   97.90%   Common Stocks
    1.84%   Cash and Cash Equivalents
    0.26%   Preferred Stock

As a shareholder of United Vanguard Fund, Inc., for every $100 you had invested on September 30, 1997, your Fund owned:

 $51.46  Manufacturing Stocks
  15.88  Finance, Insurance and Real Estate Stocks
  13.64  Wholesale and Retail Trade Stocks
   8.44  Services Stocks
   5.13  Transportation, Communication, Electric
           and Sanitary Services Stocks
   1.84  Cash and Cash Equivalents
   1.73  Miscellaneous Investing Institutions Stocks
   1.62  Contract Construction Stocks
   0.26  Preferred Stock

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1997

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 2.57%
 Nordstrom, Inc.  ........................   260,000  $  16,599,180
 Payless ShoeSource, Inc.*  ..............   360,000     21,487,320
   Total .................................               38,086,500

Building Materials and Garden Supplies - 2.11%
 Home Depot, Inc. (The)  .................   600,000     31,275,000

Business Services - 4.60%
 America Online, Inc.*  ..................   349,900     26,395,406
 CORESTAFF, Inc.*  .......................   403,000     13,021,736
 Manpower Inc.  ..........................   730,000     28,835,000
   Total .................................               68,252,142

Chemicals and Allied Products - 7.41%
 Colgate-Palmolive Company  ..............   400,000     27,874,800
 Lilly (Eli) and Company  ................   200,000     24,087,400
 Novartis AG (A)  ........................    13,092     20,081,301
 Pfizer Inc.  ............................   290,000     17,417,980
 Praxair, Inc.  ..........................   400,000     20,474,800
   Total .................................              109,936,281

Communication - 3.17%
 Nokia Corporation, Series A, ADR  .......   400,000     37,550,000
 Nokia Corporation, Series K (A)  ........   100,000      9,471,595
   Total .................................               47,021,595

Depository Institutions - 3.78%
 BankAmerica Corporation  ................   360,000     26,392,320
 Comerica Incorporated  ..................   130,000     10,261,810
 Wells Fargo & Company  ..................    70,400     19,360,000
   Total .................................               56,014,130

Electronic and Other Electric Equipment - 8.73%
 Altera Corp.*  ..........................   300,000     15,384,300
 Analog Devices, Inc.*  ..................   500,000     16,750,000
 Emerson Electric Co.  ...................   310,000     17,863,750
 Intel Corporation  ......................   400,000     36,962,400
 Texas Instruments Incorporated  .........   313,800     42,441,450
   Total .................................              129,401,900


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1997
                                              Shares        Value

COMMON STOCKS (Continued)
Food and Kindred Products - 2.71%
 ConAgra, Inc.  ..........................   125,000 $    8,250,000
 PepsiCo, Inc.  ..........................   470,000     19,064,140
 Wm. Wrigley Jr. Company  ................   170,000     12,803,040
   Total .................................               40,117,180

Furniture and Home Furnishings Stores - 0.47%
 CompUSA Inc.*  ..........................   200,000      7,000,000

General Merchandise Stores - 3.05%
 Kohl's Corporation*  ....................   250,000     17,750,000
 Wal-Mart Stores, Inc.  ..................   750,000     27,468,750
   Total .................................               45,218,750

Health Services - 2.75%
 Health Management Associates, Inc.,
   Class A* ..............................   400,000     12,650,000
 Tenet Healthcare Corporation*  ..........   500,000     14,562,500
 Vencor, Incorporated*  ..................   330,000     13,612,500
   Total .................................               40,825,000

Holding and Other Investment Offices _ 1.73%
 LTC Properties, Inc.  ...................   350,000      6,650,000
 Randstad Holding nv (A)  ................   462,500     19,006,531
   Total .................................               25,656,531

Industrial Machinery and Equipment - 16.29%
 Applied Materials, Inc.*  ...............   975,000     92,898,975
 Caterpillar Inc.  .......................   200,000     10,787,400
 cisco Systems, Inc.*  ...................   300,000     21,927,900
 Compaq Computer Corporation*  ...........   300,000     22,425,000
 Cummins Engine Company, Inc.  ...........   109,000      8,508,758
 Eaton Corporation  ......................   325,000     30,021,875
 Lam Research Corporation*  ..............   300,000     13,959,300
 Parker Hannifin Corporation  ............   910,000     40,950,000
   Total .................................              241,479,208

Instruments and Related Products - 5.68%
 Baxter International Inc.  ..............   190,000      9,927,500
 Input/Output, Inc.*  ....................   500,000     14,812,500
 KLA-Tencor Corporation*  ................   400,000     27,012,400
 Medtronic, Inc.  ........................   480,000     22,560,000
 SCI Systems, Inc.*  .....................   200,000      9,912,400
   Total .................................               84,224,800

Insurance Carriers - 6.84%
 Allstate Corporation (The)  .............   400,000     32,150,000
 American International Group, Inc.  .....   150,000     15,478,050
 MBIA Inc.  ..............................   200,300     25,125,031
 MGIC Investment Corporation  ............   500,000     28,656,000
   Total .................................              101,409,081


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Motion Pictures - 1.09%
 Walt Disney Company (The)  ..............   200,000 $   16,125,000

Nondepository Institutions - 5.26%
 Fannie Mae  .............................   750,000     35,250,000
 Freddie Mac  ............................   600,000     21,150,000
 SLM Holding Corporation  ................   140,000     21,630,000
   Total .................................               78,030,000

Petroleum and Coal Products - 1.68%
 Royal Dutch Petroleum Company  ..........   450,000     24,975,000

Railroad Transportation - 1.96%
 Burlington Northern Santa Fe Corporation    300,000     28,987,500

Special Trade Contractors - 1.62%
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   500,000     23,984,000

Tobacco Products - 4.04%
 Philip Morris Companies Inc.  ........... 1,440,000     59,849,280

Transportation Equipment - 4.92%
 Boeing Company (The)  ...................   300,000     16,331,100
 Harley-Davidson, Inc.  .................. 1,040,000     30,354,480
 Sundstrand Corporation  .................   455,300     26,236,663
   Total .................................               72,922,243

Wholesale Trade _ Durable Goods - 4.65%
 Johnson & Johnson  ......................   250,000     14,406,250
 Motorola, Inc.  .........................   759,500     54,589,062
   Total .................................               68,995,312

Wholesale Trade _ Nondurable Goods - 0.79%
 Unilever N.V.  ..........................    55,000     11,694,375

TOTAL COMMON STOCKS - 97.90%                         $1,451,480,808
 (Cost: $1,202,998,905)

PREFERRED STOCK - 0.26%
Holding and Other Investment Offices
 LTC Properties, Inc., 9.5%  .............   150,000 $    3,890,550
 (Cost: $3,926,300)

TOTAL SHORT-TERM SECURITIES - 1.18%                  $   17,505,483
 (Cost: $17,505,483)


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1997

                                                            Value

TOTAL INVESTMENT SECURITIES - 99.34%                 $1,472,876,841
 (Cost: $1,224,430,688)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.66%         9,732,695

NET ASSETS - 100.00%                                 $1,482,609,536


Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

(A) Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED VANGUARD FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

Assets
 Investment securities -- at value
   (Notes 1 and 3) ................................. $1,472,876,841
 Cash   ............................................          3,935
 Receivables:
   Investment securities sold ......................     10,883,562
   Dividends and interest ..........................      1,851,716
   Fund shares sold ................................        937,360
 Prepaid insurance premium  ........................         40,738
                                                     --------------
    Total assets  ..................................  1,486,594,152
                                                     --------------
Liabilities
 Payable to Fund shareholders  .....................      3,198,090
 Accrued service fee (Note 2)  .....................        411,440
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................        291,255
 Accrued accounting services fee (Note 2)  .........          8,333
 Accrued management fee (Note 2)  ..................         28,284
 Other  ............................................         47,214
                                                     --------------
    Total liabilities  .............................      3,984,616
                                                     --------------
      Total net assets ............................. $1,482,609,536
                                                     ==============

Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $  162,671,918
   Additional paid-in capital ......................    784,234,672
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income .........................................      6,453,555
   Accumulated undistributed net realized gain on
    investment transactions  .......................    280,804,725
   Net unrealized appreciation in value of
    investments ....................................    248,444,666
                                                     --------------
    Net assets applicable to outstanding
     units of capital  ............................. $1,482,609,536
                                                     ==============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $9.11
 Class Y  ..........................................          $9.12
Capital shares outstanding
 Class A  ..........................................    162,094,969
 Class Y  ..........................................        576,949
Capital shares authorized ..........................    600,000,000


                   See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1997

Investment Income
 Income(Note 1B):
   Interest and amortization .......................  $ 14,010,279
   Dividends .......................................    12,643,347
                                                      ------------
    Total income  ..................................    26,653,626
                                                      ------------
 Expenses (Note 2):
   Investment management fee .......................     9,591,674
   Transfer agency and dividend disbursing - Class A     2,645,674
   Service fee - Class A ...........................     2,063,831
   Custodian fees ..................................       176,054
   Accounting services fee .........................       100,000
   Audit fees ......................................        28,144
   Legal fees ......................................        24,576
   Shareholder servicing - Class Y .................         8,726
   Other ...........................................       288,839
                                                      ------------
    Total expenses  ................................    14,927,518
                                                      ------------
      Net investment income ........................    11,726,108
                                                      ------------
Realized and Unrealized Gain (Loss) on
 Investments (Note 1 and 3)
 Realized net gain on securities  ..................   332,429,616
 Realized net loss on foreign currency
   transactions ....................................      (104,883)
                                                      ------------
   Realized net gain on investments ................   332,324,733
 Unrealized depreciation in value of investments
   during the period ...............................   (52,010,329)
                                                      ------------
    Net gain on investments  .......................   280,314,404
                                                      ------------
      Net increase in net assets resulting
       from operations  ............................  $292,040,512
                                                      ============


                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1997        1996
Increase in Net Assets                --------------   ------------
 Operations:
   Net investment income ............ $   11,726,108 $    4,600,019
   Realized net gain on investments .    332,324,733    146,213,063
   Unrealized depreciation ..........    (52,010,329)  (104,771,885)
                                      -------------- --------------
    Net increase in net assets
      resulting from operations .....    292,040,512     46,041,197
                                      -------------- --------------
 Distributions to shareholders (Note 1E):*
   From net investment income
    Class A  ........................     (9,105,155)    (5,362,420)
    Class Y  ........................        (42,297)      (18,377)
   From realized gains on securities
    transactions
    Class A  ........................   (197,514,902)   (64,486,580)
    Class Y  ........................       (690,293)     (115,078)
                                      -------------- --------------
                                        (207,352,647)   (69,982,455)
 Capital share transactions:          -------------- --------------
   Proceeds from sale of shares:
    Class A (8,448,618 and 10,454,280
      shares, respectively) .........     71,291,872     89,257,617
    Class Y (152,715 and 575,709
      shares, respectively) .........      1,278,187      5,007,444
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (27,174,275 and
      8,400,456 shares, respectively)    203,701,303     68,790,612
    Class Y (97,643 and 16,225
      shares, respectively) .........        732,589        133,455
   Payments for shares redeemed:
    Class A (20,669,570 and 15,014,137
      shares, respectively) .........   (173,059,732)  (128,046,129)
    Class Y (146,263 and 315,972
      shares, respectively) .........     (1,191,502)    (2,748,347)
                                      -------------- --------------
    Net increase in net assets
      resulting from capital
      share transactions ............    102,752,717     32,394,652
                                      -------------- --------------
      Total increase ................    187,440,582      8,453,394
Net Assets
 Beginning of period  ...............  1,295,168,954  1,286,715,560
                                      -------------- --------------
 End of period, including undistributed
   net investment income of $6,453,555
   and $3,979,782, respectively ..... $1,482,609,536 $1,295,168,954
                                      ============== ==============
                 *See "Financial Highlights" on pages 13 - 14.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               1997   1996    1995   1994    1993
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $8.77  $8.97   $7.73  $7.10   $6.03
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.07   0.03    0.07    .00     .04
 Net realized and
   unrealized gain
   (loss) on
   investments .....           1.69   0.26    1.82    .83    1.07
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           1.76   0.29    1.89    .83    1.11
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.06) (0.04)  (0.03) (0.02)  (0.04)
 From capital gains           (1.36) (0.45)  (0.62) (0.18)  (0.00)
                              -----  -----   -----  -----   -----
Total distributions           (1.42) (0.49)  (0.65) (0.20)  (0.04)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $9.11  $8.77   $8.97  $7.73   $7.10
                              =====  =====   =====  =====   =====
Total return* ......          23.60%  3.59%  26.82% 11.86%  18.38%
Net assets, end of
 period (000
 omitted)  .........       $1,477,348$1,291,017$1,284,951$1,014,263   $921,816
Ratio of expenses
 to average net
 assets  ...........           1.09%  1.09%   1.05%  1.05%   0.97%
Ratio of net
 investment income
 to average net
 assets  ...........           0.86%  0.36%   0.87%  0.04%   0.50%
Portfolio
 turnover rate  ....         139.14% 57.10%  30.01% 36.70%  62.12%
Average commission
 rate paid  ........          $0.0675$0.0347

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                                  For the
                 For the fiscal year ended         period
                       September 30,              from 9/8/95*
                 -------------------------        through
                       1997           1996        9/30/95
                   --------        --------       --------
Net asset value,
 beginning of period  $8.78          $8.97          $9.05
                      -----          -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.09           0.07           0.00
 Net realized and
   unrealized gain
   (loss) on
   investments......   1.69           0.24          (0.08)
                      -----          -----          -----
Total from investment
 operations ........   1.78           0.31          (0.08)
                      -----          -----          -----
Less distributions:
 From net investment
   income...........  (0.08)         (0.05)         (0.00)
 From capital gains   (1.36)         (0.45)         (0.00)
                      -----          -----          -----
Total distributions.  (1.44)         (0.50)         (0.00)
                      -----          -----          -----
Net asset value,
 end of period .....  $9.12          $8.78          $8.97
                      =====          =====          =====
Total return .......  23.87%          3.80%         -0.88%
Net assets, end of
 period (000
 omitted)  ......... $5,262         $4,152         $1,765
Ratio of expenses
 to average net
 assets ............   0.90%          0.91%          0.00%
Ratio of net
 investment income
 to average net
 assets ............   1.05%          0.69%          0.00%
Portfolio
 turnover rate ..... 139.14%         57.10%         30.01%**
Average commission
 rate paid .........  $0.0675        $0.0347

 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997

NOTE 1 -- Significant Accounting Policies

     United Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is appreciation through a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations system) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At September 30, 1997, $104,883 was reclassified between accumulated undistributed net investment income and accumulated net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.0 billion of combined net assets at September 30, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,397,522, out of which W&R paid sales commissions of $1,350,521 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $51,533, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $1,702,628,565 while proceeds from maturities and sales aggregated $1,562,003,900. Purchases of short-term securities aggregated $3,139,228,811 while proceeds from maturities and sales aggregated $3,394,928,011.

     For Federal income tax purposes, cost of investments owned at September 30, 1997 was $1,224,499,988, resulting in net unrealized appreciation of $248,376,853, of which $267,461,078 related to appreciated securities and $19,084,225 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $332,498,917 during its fiscal year ended September 30, 1997, of which a portion was paid to shareholders during the period ended September 30, 1997. Remaining net capital gains will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     On August 15, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each Class of shares based on the value of relative net assets as of the beginning of the day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Vanguard Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Vanguard Fund, Inc. (the "Fund") as of September 30, 1997, the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the periods in the four-year period ended September 30, 1996 were audited by other auditors whose report, dated November 8, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Vanguard Fund, Inc. as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
October 31, 1997

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.


                       PER-SHARE AMOUNTS REPORTABLE AS:
                  -----------------------------------------------
                  For Individuals        For Corporations
                  ----------------- -----------------------------
Record           Ordinary Long-Term                Non- Long-Term
 Date     Total  IncomeCapital GainQualifyingQualifyingCapital Gain
--------- -----  ---------------------------------------------------
                                    Class A
12-13-96 $1.400   $0.1599   $1.2401   $0.0364   $0.1235   $1.2401
06-13-97  0.020    0.0200    0.0000    0.0179    0.0021    0.0000
        -------   -------   -------   -------   -------   -------
Total    $1.420   $0.1799   $1.2401   $0.0543   $0.1256   $1.2401
        =======   =======   =======   =======   =======   =======
                                    Class Y
12-13-96 $1.411   $0.1709   $1.2401   $0.0464   $0.1245   $1.2401
06-13-97  0.028    0.0280    0.0000    0.0251    0.0029    0.0000
        -------   -------   -------   -------   -------   -------
Total    $1.439   $0.1989   $1.2401   $0.0715   $0.1274   $1.2401
        =======   =======   =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

                          Shareholder Meeting Results

A special meeting of shareholders of United Vanguard Fund, Inc. was held on July 29, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.To elect the Board of Directors;
                                                       Broker
                                  For     WithheldNon-Votes*
      Henry L. Bellmon        83,661,811 2,436,272         0
      Dodds I. Buchanan       83,903,507 2,194,576         0
      James M. Concannon      83,917,647 2,180,436         0
      John A. Dillingham      83,895,303 2,202,780         0
      Linda Graves            83,852,119 2,245,964         0
      John F. Hayes           83,693,482 2,404,601         0
      Glendon E. Johnson      83,737,174 2,360,909         0
      William T. Morgan       83,876,360 2,221,723         0
      Ronald K. Richey        83,825,320 2,272,763         0
      William L. Rogers       83,849,065 2,249,018         0
      Frank J. Ross, Jr.      83,887,721 2,210,362         0
      Eleanor B. Schwartz     83,856,187 2,241,896         0
      Keith A. Tucker         83,882,459 2,215,624         0
      Frederick Vogel III     83,943,232 2,154,851         0
      Paul S. Wise            83,776,257 2,321,826         0

Item 2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;
                                            Broker
               For     Against   AbstainNon-Votes*
          80,969,588    869,440 4,259,055        0

Item 3.To approve or disapprove changes to the following fundamental investment policies and restrictions:

       3.1  Elimination of Fundamental Restrictions Regarding Restricted
            Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          76,415,714 2,716,337 6,866,409    99,623

       3.2 Modification of Fundamental Restriction Regarding Diversification of Assets
                                            Broker
               For     Against   AbstainNon-Votes*
          76,399,575 2,731,299 6,867,586    99,623

       3.3 Modification and/or Elimination of Fundamental Restrictions Regarding Options, Commodities, Forward Contracts and/or Futures Contracts
                                            Broker
               For     Against   AbstainNon-Votes*
          76,269,214 2,866,583 6,862,663    99,623

       3.4 Elimination of Fundamental Restrictions Regarding Mortgaging or Pledging Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          76,304,119 2,825,352 6,868,989    99,623

       3.5 Modification of Fundamental Restriction Regarding Margin Purchases of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          76,307,433 2,828,364 6,862,663    99,623

       3.6 Modification of Fundamental Restriction Regarding Margin Purchases of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          76,372,003 2,763,794 6,862,663    99,623

       3.7 Elimination of Fundamental Restriction Regarding Investment in Warrants and Rights
                                            Broker
               For     Against   AbstainNon-Votes*
          76,399,349 2,736,448 6,862,663    99,623

       3.8 Elimination of Fundamental Restrictions Regarding Purchasing Call Options
                                            Broker
               For     Against   AbstainNon-Votes*
          76,343,877 2,791,387 6,863,196    99,623

       3.9 Elimination of Fundamental Restrictions Regarding Arbitrage Transactions
                                            Broker
               For     Against   AbstainNon-Votes*
          76,368,064 2,767,733 6,862,663    99,623

       3.10 Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons
                                            Broker
               For     Against   AbstainNon-Votes*
          76,376,470 2,759,327 6,862,663    99,623

       3.11 Modification of Fundamental Policy Regarding Loans
                                            Broker
               For     Against   AbstainNon-Votes*
          76,422,662 2,710,980 6,864,818    99,623

Item 4.To amend the terms of the service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                                            Broker
               For     Against   AbstainNon-Votes*
          73,596,575 3,412,045 8,475,414    25,371

*Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS
Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS

Keith A. Tucker, President
Daniel P. Becker, Vice President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Carl E. Sturgeon, Vice President



This report is submitted for the general information of the shareholders of United Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Vanguard Fund, Inc. current prospectus.


To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.





















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1005A(9-97)

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